EXHIBIT 99.1
Fidelity National Information Services, Inc. Reports First Quarter Earnings
Jacksonville, Fla. — April 26, 2006 — Fidelity National Information Services, Inc. (NYSE:FIS), today reported its operating results for the first quarter of 2006. The merger between Fidelity National Information Services and Certegy Inc. was completed February 1, 2006. In accordance with Generally Accepted Accounting Principles (“GAAP”), Certegy’s operating results for January 2006 and the first quarter of 2005 are excluded from FIS’ reported GAAP earnings.
     FIS’ operating results for the first quarter of 2006 and the comparable 2005 period are presented on a GAAP and on a pro forma basis, which management believes provides more meaningful comparisons between the two periods. Reconciliations between the aforementioned GAAP and pro forma results are provided in the attachments to this press release, which is posted on the company’s website at http://www.fidelityinfoservices.com.

GAAP	1st Quarter 2006	1st Quarter 2005
Total revenue	$900.9 million	$651.6 million
Net Earnings	$39.4 million	$44.6 million
Net Earnings Per Diluted Share	$0.23	$0.35
     FIS’ results have been adjusted on a pro forma basis to reflect a January 1, 2005, effective date for the merger and the March 2005 recapitalization and sale of minority interests by FIS. Additionally, the pro forma results exclude merger related costs and the expense associated with the vesting of certain FIS performance based options issued in conjunction with the March 2005 recapitalization.

Pro Forma (see Appendix)	1st Quarter 2006	1st Quarter 2005	% Chg
Total Revenue	$993.9 million	$914.0 million	8.7%
EBITDA	$244.6 million	$214.2 million	14.2%
Pro Forma Net Earnings	$58.6 million	$41.1 million	42.6%
Pro Forma Net Earnings Per Diluted Share	$0.30	$0.22	36.4%
Cash Earnings	$86.9 million	$74.3 million	16.9%
Cash Earnings Per Diluted Share	$0.45	$0.39	15.4%
     “FIS generated excellent results in the first quarter, with revenue growth of 8.7% and EBITDA growth of 14.2%. This strong performance positions us solidly to achieve our full year objectives,” stated Chairman William P. Foley, II. “The merger integration effort is well under way, and we are beginning to realize tangible benefits from the combination.”

FIS presents its financial results in accordance with Generally Accepted Accounting Principles (“GAAP”). However, in order to provide the investment community with a more thorough means of evaluating the operating performance of its operations, FIS also reports several non-GAAP measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”), net earnings plus depreciation and amortization less capital expenditures (“Free Cash Flow”) and net earnings plus other intangible amortization, net of income tax (“Cash Earnings”). Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings.
Pro Forma Segment Information
     FIS’ Transaction Processing Services generated revenue of $592.5 million, or 5.8% over the prior-year period, driven by strong sales generated within the Integrated Financial Solutions product line. EBITDA increased 9.6% to $133.0 million.
     Lender Processing Services revenue increased 12.8% to $400.5 million, driven by market share gains, deeper penetration within its existing customer base and a 5.9% increase in the number of mortgage loans processed. EBITDA increased 9.8% to $134.2 million.
     Corporate expense for the first quarter of 2006 totaled $22.7 million. The $6.8 million, or 23.1%, decline from the prior-year quarter was primarily attributable to the consolidation of duplicate functions during the quarter. Interest expense for the quarter increased $6.6 million to $44.3 million, largely due to higher interest rates.
Outlook
     Management reiterated its pro forma earnings outlook for full year 2006, which excludes pre-tax merger and acquisition costs, pre-tax expense associated with performance based options, and approximately $0.06 per diluted share after-tax expense associated with the establishment of a previously announced joint venture in Brazil. This guidance is consistent with the guidance previously provided by the Company in a February 15, 2006, press release and Form 8-K filed with the Securities and Exchange Commission.
•	Revenue growth of 4% to 6% over $3.9 billion combined revenue in 2005.

•	EBITDA growth of 9% to 11% over $1.0 billion pro forma combined EBITDA in 2005.

•	Pro forma full year 2006 earnings per diluted share of $1.50 to $1.55, compared to $1.28 pro forma earnings per diluted share in 2005.

•	Pro forma cash earnings per diluted share of $2.11 to $2.17 compared to $1.92 pro forma cash earnings per diluted share in 2005.

•	Free cash flow of approximately $475 million to $525 million.
     FIS will host a call with investors and analysts to discuss first quarter results on Thursday, April 27, 2006, beginning at 8:30 a.m. Eastern daylight time. Those wishing to participate via the webcast should access the call through FIS’ Investor Relations website at http://www.fidelityinfoservices.com. Those wishing to participate via the telephone may do so by calling 866-233-3843 (USA) or 612-332-0637 (International). The conference call replay will be available via webcast though FIS’ Investor Relations website. The telephone replay will be available through May 4, 2006, by dialing 800-475-6701 (USA) or 320-365-3844 (International). The access code will be 825714.
About Fidelity National Information Services, Inc.
     Fidelity National Information Services, Inc. (NYSE:FIS) is a leading provider of core processing for financial institutions; card issuer and transaction processing services; mortgage loan processing and mortgage-related information products; and outsourcing services to financial institutions, retailers, mortgage lenders and real estate professionals. FIS has processing and technology relationships with 35 of the top 50 global banks, including nine of the top ten. Nearly 50 percent of all U.S. residential mortgages are processed using FIS software. Headquartered in Jacksonville, Florida, FIS maintains a strong global presence, serving over 7,800 financial institutions in more than 60 countries worldwide. For more information on Fidelity National Information Services, please visit www.fidelityinfoservices.com.
     FIS is a majority-owned subsidiary of Fidelity National Financial Inc. (NYSE:FNF), number 248 on the Fortune 500 and a provider of outsourced products and services to a variety of industries. More information about FNF can be found at www.fnf.com.
Forward-Looking Statements
     This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future economic performance and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: changes in general economic, business and political conditions, including changes in the financial markets; the risk that our recent merger with a subsidiary of Fidelity National Financial, Inc. may fail to achieve beneficial synergies or that it may take longer than expected to do so; the effects of our substantial leverage, which may limit the funds available to make acquisitions and invest in our business; the risks of reduction in revenue from the elimination of existing and potential customers due to consolidation in the banking, retail and financial services industries; failures to adapt our services to changes in technology or in the marketplace; adverse changes in the level of real estate activity, which would adversely affect certain of our businesses; our potential inability to find suitable acquisition candidates or difficulties in integrating acquisitions; significant competition that our operating subsidiaries face; and other risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s Form 10-K and other filings with the Securities and Exchange Commission.
SOURCE: Fidelity National Information Services, Inc.
CONTACT: Mary Waggoner, Senior Vice President, Investor Relations, 904-854-3282,
mary.waggoner@fnf.com
###

FIDELITY NATIONAL INFORMATION SERVICES, INC.
AND SUBSIDIARIES AND AFFILIATES
UNAUDITED CONSOLIDATED AND COMBINED RESULTS FOR THE THREE MONTHS ENDING MARCH 31, 2006 AND 2005
(In thousands)

	Three months ended March 31,
	2006	2005
Processing and services revenues	$900,936	$651,580

Cost of revenues	622,337	430,075
Selling, general, and administrative expenses	145,729	110,556
Research and development costs	28,060	23,936

Operating income	104,810	87,013

Other income (expense)
Interest income	1,891	2,762
Realized gains and losses	(2,110)	(3,297)
Interest expense	(43,268)	(13,421)

Total other income (expense)	(43,487)	(13,956)

Earnings before income taxes, equity earnings and minority interest	61,323	73,057
Income tax expense	23,487	28,054
Equity in earnings of unconsolidated entities	1,833	1,238
Minority interest	311	1,645

Net earnings	$39,358	$44,596

Net earnings per share-basic	$0.23	$0.35

Weighted average shares outstanding-basic	169,989	127,920

Net earnings per share-diluted	$0.23	$0.35

Weighted average shares outstanding-diluted	172,987	127,920

Appendix A- Historical Detail and Reconciliation of Non-GAAP Measures for Continuing Operations

NOTE:	The Adjustments Column represents pro forma adjustments relating to the merger transaction between CEY and FIS, the recapitalization transaction at FIS in March 2005, and the purchase of the remaining minority interest in Kordoba in September 2005 to reflect such transactions as if they occurred January 1, 2005

EBITDA Detail

2006 Q1	FIS	CEY-Jan	ADJ	Pro Forma
Net Earnings	$39,358	$(42,523)	(3,708)	$(6,873)
+ Interest Expense	43,268	1,081	—	44,349
+ Minority Interest	311	—	—	311
+ Income Taxes	23,487	(26,396)	(2,626)	(5,535)
+ Depreciation/Amort	96,795	4,274	6,856	107,925
- Interest Income	(1,891)	—	—	(1,891)
- Equity in (Earnings) Loss of Unconsolidated Entities, net of tax	(1,833)	—		(1,833)
- Other (Income) Expense	2,110	123		2,233

EBITDA	$201,605	$(63,441)	$522	$138,686

EBITDA Margin

2006 Q1	FIS	CEY-Jan	ADJ	Pro Forma
EBITDA	$201,605	$(63,441)	$522	$138,686
Revenue	$900,936	$92,915	$—	$993,851
EBITDA Margin	22.4%	-68.3%		14.0%
EBIT Detail

2006 Q1	FIS	CEY-Jan	ADJ	Pro Forma
Net Earnings	$39,358	$(42,523)	$(3,708)	$(6,873)
+ Interest Expense	43,268	1,081	—	44,349
+ Minority Interest	311	—	—	311
+ Income Taxes	23,487	(26,396)	(2,626)	(5,535)
- Interest Income	(1,891)	—	—	(1,891)
- Equity in (Earnings) Loss of Unconsolidated Entities, net of tax	(1,833)	—	—	(1,833)
- Other (Income) Expense	2,110	123	—	2,233

EBIT	$104,810	$(67,715)	$(6,334)	$30,761

EBIT Margin

2006 Q1	FIS	CEY-Jan	ADJ	Pro Forma
EBIT	$104,810	$(67,715)	$(6,334)	$30,761
Revenue	$900,936	$92,915	$—	$993,851
EBIT Margin	11.6%	-72.9%		3.1%
Adjusted Diluted EPS

2006 Q1	FIS	CEY-Jan	ADJ	Pro Forma
Net Earnings	$39,358	$(42,523)	$(3,708)	$(6,873)
Adjusted EPS	$0.23			$(0.04)
Diluted Shares Outstanding	172,987			195,111
Cash Earnings

2006 Q1	FIS	CEY-Jan	ADJ	Pro Forma
Net Earnings	$39,358	$(42,523)	$(3,708)	$(6,873)
+ Tax Adjusted Purchase Price Amortization	24,520	233	3,524	28,277

Cash Earnings	$63,878	$(42,290)	$(184)	$21,404

Diluted Cash EPS	$0.37			$0.11
Diluted Shares Outstanding	172,987			195,111
Free Cash Flow

2006 Q1	FIS	CEY-Jan	ADJ	Pro Forma
Net Earnings	$39,358	$(42,523)	$(3,708)	$(6,873)
+ Depreciation/Amort	96,795	4,274	6,856	107,925
- Capital Expenditures	(69,264)	(5,200)	—	(74,464)

Free Cash Flow	$66,889	$(43,449)	$3,148	$26,588
Continued on the following page

2005 Q1	FIS	CEY	ADJ	Pro Forma
Net Earnings	$44,596	$21,155	$(24,665)	$41,086
+ Interest Expense	13,421	3,305	21,031	37,757
+ Minority Interest	1,645	—	(640)	1,005
+ Income Taxes	28,054	12,757	(14,992)	25,819
+ Depreciation/Amort	75,740	12,529	21,133	109,402
- Interest Income	(2,762)	—	—	(2,762)
- Equity in (Earnings) Loss of Non-Consolidated Entities, net of tax	(1,238)	—	—	(1,238)
- Other (Income) Expense	3,297	(165)	—	3,132

EBITDA	$162,753	$49,581	$1,867	$214,201

2005 Q1	FIS	CEY	ADJ	Pro Forma
EBITDA	$162,753	$49,581	$1,867	$214,201
Revenue	$651,580	$262,458	$—	$914,038
EBITDA Margin	25.0%	18.9%		23.4%

2005 Q1	FIS	CEY	ADJ	Pro Forma
Net Earnings	$44,596	$21,155	$(24,665)	$41,086
+ Interest Expense	13,421	3,305	21,031	37,757
+ Minority Interest	1,645	—	(640)	1,005
+ Income Taxes	28,054	12,757	(14,992)	25,819
- Interest Income	(2,762)	—	—	(2,762)
- Equity in (Earnings) Loss of Non-Consolidated Entities, net of tax	(1,238)	—	—	(1,238)
- Other (Income) Expense	3,297	(165)	—	3,132

EBIT	$87,013	$37,052	$(19,266)	$104,799

2005 Q1	FIS	CEY	ADJ	Pro Forma
EBIT	$87,013	$37,052	$(19,266)	$104,799
Revenue	$651,580	$262,458	$—	$914,038
EBIT Margin	13.4%	14.1%		11.5%

2005 Q1	FIS	CEY	ADJ	Pro Forma
Net Earnings	$44,596	$21,155	$(24,665)	$41,086
Adjusted EPS	$0.35			$0.22
Diluted Shares Outstanding	127,920			190,779

2005 Q1	FIS	CEY	ADJ	Pro Forma
Net Earnings	$44,596	$21,155	$(24,665)	$41,086
+ Tax Adjusted Purchase Price Amortization	21,970	681	10,607	33,258

Cash Earnings	$66,566	$21,836	$(14,058)	$74,344

Diluted Cash EPS	$0.52			$0.39
Diluted Shares Outstanding	127,920	—	—	190,779

2005 Q1	FIS	CEY	ADJ	Pro Forma
Net Earnings	$44,596	$21,155	$(24,665)	$41,086
+ Depreciation/Amort	75,740	12,529	21,133	109,402
- Capital Expenditures	(42,012)	(12,037)	—	(54,049)

Free Cash Flow	$78,324	$21,647	$(3,532)	$96,439

Pro Forma Measures Excluding Selected Items

Pro Forma EBITDA	$138,686
Merger and Acquisition Costs	81,751
Performance Based Stock Option Costs	24,130

Pro Forma EBITDA, excluding selected items	$244,567

Pro Forma Net Earnings	(6,873)
Merger and Acquisition Costs, net of tax	50,609
Performance Based Stock Option Costs, net of tax	14,888

Pro Forma Net Earnings, excluding selected items	$58,624

Weighted Average Shares	172,987
Adjustment as if transaction took place 1/1/2005	22,124

Pro Forma Weighted Average Shares	195,111

Pro Forma Net Earnings per diluted share	$(0.04)
Merger and Acquisition Costs per share	0.26
Performance Based Stock Option Costs per share	0.08

Pro Forma Net Earnings per diluted share, excluding selected items	$0.30

Pro Forma Cash Earnings	21,404
Merger and Acquisition Costs, net of tax	50,609
Performance Based Stock Option Costs, net of tax	14,888

Pro Forma Cash Earnings, excluding selected items	$86,901

Pro Forma Weighted Average Shares	195,111

Pro Forma Cash Earnings per diluted share	$0.11
Merger and Acquisition Costs per share	0.26
Performance Based Stock Option Costs per share	0.08

Pro Forma Cash Earnings per diluted share, excluding selected items	$0.45

Pro Forma Free Cash Flow	$26,588
Merger and Acquisition Costs, net of tax	50,609
Performance Based Stock Option Costs, net of tax	14,888

Pro Forma Free Cash Flow, excluding selected items	$92,085

Appendix B
Unaudited Pro Forma Combined Statement of Continuing Operations
for the Quarter Ended March 31, 2006
(In thousands Except Per Share Data)

			Pro Forma			Purchase Price	Cash
	Certegy-Jan	FIS	Adjustments	Note	Pro Forma	Amortization	Earnings
Total revenue	$92,915	$900,936			$993,851
Total cost of revenue	73,218	622,337	6,856	(1)	702,411

Gross profit (loss)	19,697	278,599	(6,856)		291,440
General and administrative	7,645	143,745	(522)	(2)	150,868
Research and development costs	—	28,060			28,060
Merger and Acquisition costs	79,767	1,984			81,751

Income (loss) from operations	(67,715)	104,810	(6,334)		30,761
Interest income (expense) and other	(1,204)	(43,487)	—		(44,691)

Income from continuing operations before tax and min. int	(68,919)	61,323	(6,334)		(13,930)
Provision for income tax	(26,396)	23,487	(2,626)	(4)	(5,535)

Income from continuing operations	(42,523)	37,836	(3,708)		(8,395)
Equity in earnings (loss) of unconsolidated entities, net	—	1,833	—		1,833
Minority interests in earnings, net of tax	—	(311)	—		(311)

Net income	$(42,523)	$39,358	$(3,708)		$(6,873)	$28,277	$21,404

Net income per share-basic	$(0.68)	$0.23			$(0.04)		$0.11

Pro forma Weighted average shares-basic	62,326	169,989			191,809		191,809

Net income per share-diluted	$(0.67)	$0.23			$(0.04)		$0.11

Pro forma Weighted average shares-diluted	63,796	172,987			195,111		195,111

Pro Forma Net Earnings					$(6,873)
Merger and Acquisition Costs, net of tax					50,609
Performance Based Stock Option Costs, net of tax					14,888

Pro Forma Net Earnings, excluding selected items					$58,623

Appendix B
Unaudited Pro Forma Combined Statement of Continuing Operations
for the Quarter Ended March 31, 2005
(In thousands Except Per Share Data)

											Tax Adjusted
			Pro Forma			Recapitalization		2005 FIS		Pro Forma,	Purchase Price
	Certegy	FIS	Adjustments	Note	Pro Forma	Adjustments		Acquisitions	Note	as adjusted	Amortization	Cash Earnings
Total revenue	$262,458	$651,580			$914,038					$914,038
Total cost of revenue	190,292	430,075	20,569	(1)	640,678			564	(6)	641,242
			(258)	(2)

Gross profit (loss)	72,166	221,505	(20,311)		273,360	—		(564)		272,796
General and administrative	34,814	110,556	(1,309)	(2)	144,061					144,061
Research and development costs	—	23,936			23,936			—		23,936
Merger and Acquisition costs	300	—	(300)	(3)	—			—		—

Income (loss) from operations	37,052	87,013	(18,702)		105,363	—		(564)		104,799
Interest income (expense) and other	(3,140)	(13,956)	—		(17,096)	(21,031	) (5)			(38,127)

Income from continuing operations before tax and min. int	33,912	73,057	(18,702)		88,267	(21,031)		(564)		66,672
Provision for income tax	12,757	28,054	(6,958)	(4)	33,853	(7,824)		(210)		25,819

Income from continuing operations	21,155	45,003	(11,744)		54,414	(13,207)		(354)		40,853
Equity in earnings (loss) of unconsolidated entities, net	—	1,238	—		1,238	—		—		1,238
Minority interests in earnings, net of tax	—	(1,645)	—		(1,645)			640		(1,005)

Net income	$21,155	$44,596	$(11,744)		$54,007	$(13,207)		$286		$41,086	$33,258	$74,344

Net income per share-basic	$0.34	$0.35			$0.28					$0.22		$0.39

Pro forma Weighted average shares-basic	61,794	127,920			189,714					189,714		189,714

Net income per share-diluted	$0.34	$0.35			$0.28					$0.22		$0.39

Pro forma Weighted average shares-diluted	62,859	127,920			190,779					190,779		190,779

for the Quarter Ended June 30, 2005
(In thousands Except Per Share Data)

										Tax Adjusted
			Pro Forma			Recapitalization	2005 FIS		Pro Forma,	Purchase Price
	Certegy	FIS	Adjustments	Note	Pro Forma	Adjustments	Acquisitions	Note	as adjusted	Amortization	Cash Earnings
Total revenue	$276,023	$708,713	$—		$984,736	$—			$984,736
Total cost of revenue	196,466	453,504	20,570	(1)	670,278	—	563	(6)	670,841
	—	—	(262)	(2)

Gross profit (loss)	79,557	255,209	(20,308)		314,458	—	(563)		313,895
General and administrative	35,188	109,318	(1,310)	(2)	143,196	—			143,196
Research and development costs	—	28,303			28,303		—		28,303
Merger and Acquisition Costs	992	—	(992)	(3)	—	—	—		—

Income (loss) from operations	43,377	117,588	(18,006)		142,959	—	(563)		142,396
Interest income (expense) and other	(2,674)	(38,038)	—		(40,712)	—			(40,712)

Income from continuing operations before tax and min. int	40,703	79,550	(18,006)		102,247	—	(563)		101,684
Provision for income tax	15,312	30,609	(6,698)	(4)	39,223	—	(209)		39,014

Income from continuing operations	25,391	48,941	(11,308)		63,024	—	(354)		62,670
Equity in earnings (loss) of unconsolidated entities, net	—	2,244	—		2,244	—	—		2,244
Minority interests in earnings, net of tax	—	(2,609)	—		(2,609)	—	988		(1,621)

Net income	$25,391	$48,576	$(11,308)		$62,659	$—	$634		$63,293	$32,232	$95,525

Net income per share-basic	$0.41	$0.38			$0.33				$0.33		$0.50

Pro forma Weighted average shares-basic	61,899	127,920			189,819				189,819		189,819

Net income per share-diluted	$0.40	$0.38			$0.33				$0.33		$0.50

Pro forma Weighted average shares-diluted	63,029	127,920			190,949				190,949		190,949

Appendix B
Unaudited Pro Forma Combined Statement of Continuing Operations
for the Quarter Ended September 30, 2005
(In thousands Except Per Share Data)

										Tax Adjusted
			Pro Forma			Recapitalization	2005 FIS		Pro Forma,	Purchase Price
	Certegy	FIS	Adjustments	Note	Pro Forma	Adjustments	Acquisitions	Note	as adjusted	Amortization	Cash Earnings
Total revenue	$282,774	$698,109	$—		$980,883	$—			$980,883
Total cost of revenue	201,997	447,794	20,570	(1)	670,099	—	563	(6)	670,662
	—	—	(262)	(2)

Gross profit (loss)	80,777	250,315	(20,308)		310,784	—	(563)		310,221
General and administrative	30,749	93,047	(1,310)	(2)	122,486	—			122,486
Research and development costs	—	33,545			33,545		—		33,545
Merger and Acquisition Costs	7,010	—	(7,010)	(3)	—	—	—		—

Income (loss) from operations	43,018	123,723	(11,988)		154,753	—	(563)		154,190
Interest income (expense) and other	(2,451)	(34,937)	—		(37,388)	—			(37,388)

Income from continuing operations before tax and min. int	40,567	88,786	(11,988)		117,365	—	(563)		116,802
Provision for income tax	17,900	31,112	(4,460)	(4)	44,552	—	(209)		44,343

Income from continuing operations	22,667	57,674	(7,528)		72,813	—	(354)		72,459
Equity in earnings (loss) of unconsolidated entities, net	—	2,135	—		2,135	—	—		2,135
Minority interests in earnings, net of tax	—	(1,917)	—		(1,917)	—	740		(1,177)

Net income	$22,667	$57,892	$(7,528)		$73,031	$—	$386		$73,417	$29,227	$102,644

Net income per share-basic	$0.37	$0.45			$0.38				$0.39		$0.54

Pro forma Weighted average shares-basic	62,017	127,920			189,937				189,937		189,937

Net income per share-diluted	$0.36	$0.45			$0.38				$0.38		$0.54

Pro forma Weighted average shares-diluted	63,313	127,920			191,233				191,233		191,233

for the Quarter Ended December 31, 2005
(In thousands Except Per Share Data)

										Tax Adjusted
			Pro Forma			Recapitalization	2005 FIS		Pro Forma,	Purchase Price
	Certegy	FIS	Adjustments	Note	Pro Forma	Adjustments	Acquisitions	Note	as adjusted	Amortization	Cash Earnings
Total revenue	$295,886	$707,683	$—		$1,003,569	$—			$1,003,569
Total cost of revenue	202,826	461,912	20,570	(1)	685,046	—			685,046
	—	—	(262)	(2)

Gross profit (loss)	93,060	245,771	(20,308)		318,523	—	—		318,523
General and administrative	28,692	109,702	(1,310)	(2)	137,084	—			137,084
Research and development costs	—	27,714			27,714		—		27,714
Merger and Acquisition Costs	2,860	—	(2,860)	(3)	—	—	—		—

Income (loss) from operations	61,508	108,355	(16,138)		153,725	—	—		153,725
Interest income (expense) and other	(2,132)	(39,701)	—		(41,833)	—			(41,833)

Income from continuing operations before tax and min. int	59,376	68,654	(16,138)		111,892	—	—		111,892
Provision for income tax	22,958	25,539	(6,003)	(4)	42,494	—	—		42,494

Income from continuing operations	36,418	43,115	(10,135)		69,398	—	—		69,398

Equity in earnings (loss) of unconsolidated entities, net	(117)	650	—		533	—	—		533
Minority interests in earnings, net of tax	—	1,721	—		1,721	—	—		1,721

Net income	$36,301	$45,486	$(10,135)		$71,652	$—	$—		$71,652	$29,162	$100,814

Net income per share-basic	$0.58	$0.36			$0.38				$0.38		$0.53

Pro forma Weighted average shares-basic	62,326	127,920			190,246				190,246		190,246

Net income per share-diluted	$0.57	$0.35			$0.37				$0.37		$0.52

Pro forma Weighted average shares-diluted	63,796	129,657			193,453				193,453		193,453

Appendix B
Notes to Unaudited Pro Forma Combined Statements of Continuing Operations for the four quarters of the year ended December 31, 2005 and the quarter ended March 31, 2006
     These combined statements of continuing operations include the historical statements of continuing operations of Certegy and FIS as though the merger had occurred on January 1, 2005, adjusted for items related to the transaction as described below:
(1)	Reflects the increase in amortization expense as a result of allocating an assumed portion of the merger consideration to intangible assets of Certegy, namely customer relationship intangibles and acquired software, and amortizing such intangibles over their estimated useful lives commencing as of the assumed acquisition date, offset by the amortization expense for such intangibles actually recorded by Certegy during the respective periods. Customer relationships are being amortized over 10 years on an accelerated method. Acquired computer software is being amortized over its estimated useful life of up to 10 years on an accelerated method. The acquired trademarks are considered to have indefinite useful lives and, therefore, are not reflected in these adjustments. The increase in amortization expense is $111.7 million offset by historical amortization of $29.4 million, or $82.3 million for the year ended December 31, 2005 and is allocated straight-line over the four quarters as presented and for January 2006 prior to the merger.

(2)	Under the merger agreement, all Certegy stock options and restricted stock and restricted stock units will vest upon the closing of the merger. Accordingly, this adjustment reflects the elimination of historical stock compensation expense relating to the vesting of Certegy options in 2005, because such expense will be reflected at the time of closing of the merger. This adjustment amounts to a reduction in cost of revenues of $1.0 million and in selling, general and administrative costs of $11.2 million for the year ended December 31, 2005 and is allocated straight line over the four quarters presented and for the January 2006 period prior to the merger. Also, at closing, Certegy will grant approximately (1) 1.1 million options, which based on current assumptions, would have a fair value under SFAS No. 123R of approximately $11 per option, vesting over four years, and (2) 750,000 options, which based on current assumptions would have a fair value under SFAS No. 123R of approximately $12 per option, vesting over three years. The pro forma adjustment to increase stock compensation expense for these option grants is $5.9 million in 2005, all of which is reflected in selling, general and administrative costs and allocated straight line over the four quarters presented.

(3)	Reflects the removal of merger and acquisition costs that were recognized as expense by Certegy in 2005.

(4)	Reflects the tax benefit relating to the pro forma adjustments at the FIS tax rate of approximately 37.2% for the year ended December 31, 2005.

(5)	Reflects an increase in interest expense for the year ended December 31, 2005 of $21.0 million, as if the recapitalization completed on March 9, 2005 was completed on January 1, 2005.

(6)	This column represents the adjustments to purchase amortization and minority interest expense relating to the September 30, 2005 acquisition of the remaining 25.1% interest in Kordoba that FIS did not already own as if that acquisition occurred on January 1, 2005.

Appendix C
Unaudited Pro Forma and Historical Segment Information
for the Quarters Ended March 31, 2006 and 2005
(In thousands Except Per Share Data)

2006 - Quarter 1	Pro Forma				Historical
	Transaction	Lender			Transaction	Lender
	Processing	Processing	Corporate and		Processing	Processing	Corporate and
	Services	Services	Other	Total	Services	Services	Other	Total
Processing and services revenue	592,511	400,500	840	993,851	501,548	400,500	(1,112)	900,936
Cost of revenues	467,890	234,521	—	702,411	387,816	234,521	—	622,337

Gross profit	124,621	165,979	840	291,440	113,732	165,979	(1,112)	278,599
Selling, general and admin costs	43,926	59,063	129,630	232,619	39,516	59,063	47,150	145,729
Research development costs	19,077	8,983	—	28,060	19,077	8,983	—	28,060

Operating income	61,618	97,933	(128,790)	30,761	55,139	97,933	(48,262)	104,810
Depreciation and amortization	70,634	36,120	1,171	107,925	59,594	36,120	1,081	96,795

EBITDA	132,252	134,053	(127,619)	138,686	114,733	134,053	(47,181)	201,605

ProForma EBITDA	132,252	134,053	(127,619)	138,686
Merger and Acquisition costs	753	170	80,828	81,751
Acceleration of performance-based shares	—	—	24,130	24,130

ProForma EBITDA, excluding selected items	133,005	134,223	(22,661)	244,567

2005 - Quarter 1	Pro Forma				Historical
	Transaction	Lender			Transaction	Lender
	Processing	Processing	Corporate and		Processing	Processing	Corporate and
	Services	Services	Other	Total	Services	Services	Other	Total
Processing and services revenue	560,284	354,867	(1,113)	914,038	297,826	354,867	(1,113)	651,580
Cost of revenues	437,462	203,780	—	641,242	226,295	203,780	—	430,075

Gross profit	122,822	151,087	(1,113)	272,796	71,531	151,087	(1,113)	221,505
Selling, general and admin costs	52,334	62,821	28,906	144,061	28,506	62,821	19,229	110,556
Research development costs	19,461	4,475	—	23,936	19,461	4,475	—	23,936

Operating income	51,027	83,791	(30,019)	104,799	23,564	83,791	(20,342)	87,013
Depreciation and amortization	70,375	38,502	525	109,402	37,039	38,502	199	75,740

EBITDA	121,402	122,293	(29,494)	214,201	60,603	122,293	(20,143)	162,753